UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22454

FEG ABSOLUTE ACCESS FUND LLC
(Exact name of registrant as specified in charter)

201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Address of principal executive offices) (Zip code)

RYAN WHEELER
201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-268-0333

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to  Secretary,  Securities  and Exchange  Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Financial Statements

FEG Absolute Access Fund LLC Year Ended March 31, 2015 With Report of Independent Registered Public Accounting Firm

FEG Absolute Access Fund LLC

Financial Statements

 Year Ended March 31, 2015

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets, Liabilities and Members’ Capital	2
Schedule of Investments	3
Statement of Operations	5
Statements of Changes in Members’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9

Other Information

Company Management	19
Other Information	21
Privacy Policy	22

Ernst & Young LLP 1900 Scripps Center 312 Walnut Street Cincinnati, OH 45202	Tel: +1 513 612 1400 Fax: +1 513 612 1730 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of FEG Absolute Access Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of FEG Absolute Access Fund LLC (the Fund), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and portfolio fund managers/administrators. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FEG Absolute Access Fund LLC at March31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S.generally accepted accounting principles.

May 29, 2015

A member firm of Ernst & Young Global Limited

FEG Absolute Access Fund LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2015

Assets
Cash	$1,024,790
Short-term investments (cost $4,020,035)	4,020,035
Investments in Portfolio Funds, at fair value (cost $354,956,365)	394,351,055
Portfolio Funds purchased in advance	2,131,944
Receivable for Portfolio Funds sold	1,828,148
Other assets	63
Total assets	$403,356,035

Liabilities and members’ capital
Capital contributions received in advance	$3,525,000
Capital withdrawals payable	734,116
Management fee payable	558,576
Professional fees payable	154,998
Accounting and administration fees payable	89,822
Directors fees payable	10,000
Line of credit fees payable	3,393
Other liabilities	73,331
Total liabilities	5,149,236
Members’ capital	398,206,799
Total liabilities and members’ capital	$403,356,035

Components of members’ capital
Paid-in capital	$333,271,395
Accumulated net investment loss	(13,811,848)
Accumulated net realized gain on investments	39,352,562
Accumulated net unrealized appreciation on investments	39,394,690
Members’ capital	$398,206,799

Units issued and outstanding (unlimited units authorized)	309,391
Net Asset Value per unit	$1,287.07

See accompanying notes.

FEG Absolute Access Fund LLC

Schedule of Investments

March 31, 2015

			Percentage
		Fair	of Members’	Withdrawals	Redemption
Investment Name	Cost	Value	Capital	Permitted (1)	Notice Period (1)

Investments in Portfolio Funds:(2)
United States:
Multi-Strategy: (3)
Absolute Return Capital Partners, L.P.	$21,226,792	$19,889,887	5.0%	Monthly	15 days
AG Super Fund, L.P.(4)	12,308,154	16,438,243	4.1	Annually (5)	60 days
BlueTrend Fund, L.P., Class A	14,500,000	17,277,168	4.3	Monthly	60 days
Canyon Balanced Fund, L.P.	19,642,801	19,962,206	5.0	Quarterly (6)	90 days
Caxton Global Investments Limited, Class T	18,800,000	19,093,423	4.8	Quarterly	45 days
Claren Road Credit Partners, L.P.	17,914,370	17,689,643	4.5	Quarterly (5)	45 days
CVI Global Value Fund A, L.P., Class H(4)	998,851	2,761,831	0.7	Quarterly (7)	120 days
Elliott International Limited	22,598,000	22,483,746	5.6	Semi-Annually (7)	60 days
Eton Park Fund, L.P., Class B(4)	19,239,310	24,573,298	6.2	Quarterly (5)	65 days
Eton Park Overseas Fund, Ltd.(4)	953,910	1,206,410	0.3	Quarterly (5)	65 days
Farallon Capital Partners, L.P.(4)	18,060,570	22,050,000	5.5	Annually (5)	45 days
Fir Tree Capital Opportunity Fund, L.P.	17,850,400	22,807,348	5.7	Annually (5)	90 days
Graham Global Investment Fund II SPC, Ltd.	24,551,910	26,584,679	6.7	Weekly	3 days
GSO Special Situations Fund, L.P.	256,817	386,405	0.1	Semi-Annually (5)	90 days
HBK Multi-Strategy Fund, L.P., Class A	13,497,263	17,822,290	4.5	Quarterly	90 days
Highfields Capital, Ltd.(4)	13,961,492	14,709,400	3.7	Annually (7)(8)	60 days
Highfields Capital II, L.P.(4)	153,726	153,726	0.0	Annually (7)	60 days
Kepos Alpha Fund, L.P., Class A	18,550,000	18,954,620	4.8	Quarterly (9)	65 days
LibreMax SL Fund, L.P.	11,500,000	12,451,094	3.1	Not Permitted	N/A
MKP Opportunity Partners, L.P.	13,500,000	14,556,114	3.7	Monthly	60 days
OZ Asia Domestic Partners, L.P.	17,250,000	19,860,912	5.0	Quarterly (10)	30 days
Rimrock High Income PLUS (QP) Fund, L.P.	20,000,000	21,078,833	5.3	Quarterly (7)	120 days
Stark Investments, L.P. (4)(11)	14,122	3,558	0.0	Quarterly	N/A
Stark Investments, L.P., Class A (4)(12)	174,412	157,911	0.0	Quarterly	N/A
Stark Investments, L.P., Class B (4)	30,223	51,530	0.0	Quarterly	N/A
Strategic Value Restructuring Fund, L.P., Class C	17,999,612	19,436,591	4.9	Annually (5)	95 days
Taconic Opportunity Fund, L.P.	19,423,630	21,910,189	5.5	Quarterly	60 days
Total investments in Portfolio Funds	$354,956,365	$394,351,055	99.0%

FEG Absolute Access Fund LLC

Schedule of Investments (continued)

			Percentage
		Fair	of Members’
Investment Name	Cost	Value	Capital

Short-term investments:
United States:
Money market fund:
Federated Prime Obligations Fund #10, 0.04% (13)	$4,020,035	$4,020,035	1.0%
Total investments in Portfolio Funds and short-term investments	$358,976,400	$398,371,090	100.0%

Liabilities less other assets		(164,291)	(0.0)%

Members’ capital		$398,206,799	100.0%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.
(2)	Non-income producing.
(3)
Absolute return managers, while often investing in the same asset classes as traditional investment managers, do so in a market neutral framework that attempts to arbitrage pricing discrepancies or other anomalies that are unrelated to general market moves.  Absolute return strategies are designed to reduce exposure to the market risks that define the broad asset classes and therefore should be viewed as a separate absolute return or diversifying strategy category for asset allocation purposes.  An allocation to absolute return strategies can add a potentially valuable element of diversification to a portfolio of traditional investments and can be used by investors as a way to manage the total market risk of their portfolios. Examples of individual strategies that generally fall into this absolute return category include merger arbitrage, fixed income arbitrage, equity market neutral, convertible arbitrage, relative value arbitrage and other event-driven strategies.

(4)	All or a portion of these investments are held in side-pockets. Such investments generally cannot be withdrawn until removed from the side-pocket, the timing of which cannot be determined.
(5)	Withdrawals from this Portfolio Fund are permitted after a one-year lockup period from the date of the initial investment.
(6)	Withdrawals from this Portfolio Fund are permitted on a quarterly basis, with 25%, 33 1/3%, 50% and 100% of the total investment becoming eligible for redemption each successive quarter.
(7)	Withdrawals from this Portfolio Fund are permitted after a two-year lockup period from the date of the initial investment.
(8)	In addition to annual withdrawals, semi-annual withdrawals are also permitted from this Portfolio Fund at a limited amount of 25% of the net asset value held by a shareholder.
(9)
In addition to quarterly withdrawals, monthly withdrawals are also permitted from this Portfolio Fund at a limited amount of 33% of the net asset value held by a shareholder subject to a 0.20% redemption fee on the proceeds.

(10)	Withdrawals from this Portfolio Fund are permitted after a one-year and a quarter lockup period from the date of the initial investment.
(11)	Does not include holdback at cost of $555,498, included in receivable for Portfolio Funds sold in the Statement of Assets, Liabilities and Members’ Capital.
(12)	Does not include holdback at cost of $1,459, included in receivable for Portfolio Funds sold in the Statement of Assets, Liabilities and Members’ Capital.
(13)	The rate shown is the annualized 7-day yield as of March 31, 2015.

Type of Investment as a Percentage of Total Members’ Capital (Unaudited):

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Operations

Year Ended March 31, 2015

Investment income
Dividend income	$1,161

Expenses
Management fees	2,940,345
Accounting and administration fees	322,562
Professional fees	127,080
Line of credit fees	99,444
Custodian fees	40,581
Directors fees	20,000
Line of credit interest expense	3,882
Other expenses	52,548
Total expenses	3,606,442
Net investment loss		$(3,605,281)

Realized and unrealized gain on investments
Net realized gain on investments	26,788,437
Net change in unrealized appreciation/depreciation on investments	(6,154,215)
Net realized and unrealized gain on investments		20,634,222
Net increase in members’ capital resulting from operations		$17,028,941

See accompanying notes.

FEG Absolute Access Fund LLC

Statements of Changes in Members’ Capital

	Year Ended	Year Ended
Operations	March 31, 2015	March 31, 2014
Net investment loss	$(3,605,281)	$(2,884,728)
Net realized gain on investments	26,788,437	7,923,973
Net change in unrealized appreciation/depreciation on investments	(6,154,215)	12,711,195
Net change in members’ capital resulting from operations	17,028,941	17,750,440

Capital transactions
Capital contributions	90,617,087	96,283,577
Capital withdrawals	(23,609,518)	(32,093,869)
Net change in members’ capital from capital transactions	67,007,569	64,189,708

Net change in members’ capital	84,036,510	81,940,148

Members’ capital at beginning of year	314,170,289	232,230,141
Members’ capital at end of year	$398,206,799	$314,170,289

Accumulated net investment loss	$(13,811,848)	$(10,206,567)

Units transactions*
Units sold	71,925	80,153
Units redeemed	(18,797)	(27,329)
Net change in units	53,128	52,824

*    The Company unitized on April 1, 2013 at a price of $1,141.52 per unit, and had 203,439 units outstanding.

See accompanying notes.

FEG Absolute Access Fund LLC
Statement of Cash Flows
For the Year Ended March 31, 2015

Operating activities
Net increase in members’ capital resulting from operations	$17,028,941
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:	(156,061,838)
Purchases of investments in Portfolio Funds
Proceeds from sales of investments in Portfolio Funds	95,548,511
Net realized gain on investments in Portfolio Funds	(26,788,437)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	6,154,215
Purchase of short-term investments, net	(3,216,798)
Changes in operating assets and liabilities:
Other assets	(22)
Management fee payable	134,337
Professional fees payable	(50,840)
Accounting and administration fee payable	13,729
Directors fee payable	1,666
Other liabilities	(67,658)
Net cash used in operating activities	(67,304,194)

Financing activities
Line of credit fee payable	(1,041)
Proceeds from capital contributions	90,626,312
Payments for capital withdrawals	(24,019,741)
Net cash provided by financing activities	66,605,530

Net change in cash	(698,664)
Cash at beginning of year	1,723,454
Cash at end of year	$1,024,790

Supplemental disclosure of interest paid	$3,882

See accompanying notes.

FEG Absolute Access Fund LLC
Financial Highlights

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
Per unit operating performances:(1) (2)
Net asset value per unit, beginning of year	$1,225.97	$1,141.52
Income (loss) from investment operations:
Net investment loss	(4.81)	(3.84)
Net realized and unrealized gain on investments	65.91	88.29
Total change in per unit value from investment operations	61.10	84.45

Net asset value per unit, end of year	$1,287.07	$1,225.97

	Year Ended March 31,
	2015	2014	2013	2012	2011
Ratios to average members’ capital:(3)
Total expenses	1.06%	1.12%	1.21%	1.14%	0.70%
Net investment loss	(1.06)%	(1.12)%	(1.21)%	(1.14)%	(0.70)%

Total return	4.98%	7.40%	8.26%	(1.89)%	8.43%
Portfolio turnover	28.75%	17.93%	7.96%	8.84%	5.67%
Members’ capital end of year (000’s)	$398,207	$314,170	$232,230	$241,336	$170,064

(1)    Selected data is for a single unit outstanding throughout the year.
(2)    Effective April 1, 2013, the Company was unitized.
(3)    The ratios do not include investment income or expenses of the Portfolio Funds in which the Company invests.
See accompanying notes.

FEG Absolute Access Fund LLC

Notes to Financial Statements

Year Ended March 31, 2015

1. Organization

FEG Absolute Access Fund LLC (the “Company”) was formed on January 18, 2008, and is a Delaware limited liability company that commenced operations on April 1, 2008. The Company registered with the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2010, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Company’s operations. To the extent permitted by applicable law, the Board may delegate any of its respective rights, powers, and authority to, among others, the officers of the Company, any committee of the Board, or the Investment Manager (as defined below). Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC serves as the investment manager (the “Investment Manager”) to the Company. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to a sub-advisory agreement with the Investment Manager and the Company, InterOcean Capital, LLC, an investment adviser registered under the Advisers Act, serves as the Company’s sub-adviser (in such capacity, the “Sub-Adviser”). The Sub-Adviser participates by appointing a member of the Investment Manager’s investment policy committee, thereby assisting in oversight of the Company’s investments, making Portfolio Fund Manager (as defined below) selection and termination recommendations and approving significant and strategic asset allocation changes.

The Company’s investment objective is to achieve capital appreciation in both rising and falling markets, although there can be no assurance that the Company will achieve this objective. The Company was formed to capitalize on the experience of the Investment Manager’s principals by creating a fund-of-funds product, which offers professional portfolio fund manager due diligence, selection, and monitoring, consolidated reporting, risk monitoring, and access to portfolio fund managers for a smaller minimum investment than would be required for direct investment. The Investment Manager manages the Company by allocating its capital among a number of independent general partners or investment managers (the “Portfolio Fund Managers”) acting through pooled investment vehicles and/or managed accounts (collectively, the “Portfolio Funds”).

Units of limited liability company interest (“Units”) of the Company are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

1. Organization (continued)

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Company’s administrator (the “Administrator”). The Company has entered into an agreement with the Administrator to perform general administrative tasks for the Company, including but not limited to maintenance of the books and records of the Company and the capital accounts of the Members of the Company.

2. Significant Accounting Policies

The Company is an investment company, as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (ASC) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from such estimates.

Calculation of Members’ Capital and Net Asset Value per Unit

The Company calculates its Members’ capital as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its Members’ capital, the Company values its investments as of such month-end or as of the end of such fiscal period, as applicable. The Members’ capital of the Company equals the value of the total assets of the Company less liabilities, including accrued fees and expenses, each determined as of the date the Company’s Members’ capital is calculated. The net asset value per Unit equals Members’ capital divided by Units outstanding.

Investments in Portfolio Funds

The Company values its investments in Portfolio Funds at fair value, which generally represents the Company’s pro rata interest in the members’ capital of the Portfolio Funds, net of management fees and incentive allocations payable to Portfolio Fund Managers. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

For the year ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments in Portfolio Funds were $158,929,894 and $96,321,476, respectively.

Certain of the Portfolio Funds may hold a portion of their assets as side-pocket investments (the “Side-Pockets”), which have restricted liquidity, potentially extending over a much longer period of time than the typical liquidity an investment in a Portfolio Fund may provide. Should the Company seek to liquidate its investments in the Side-Pockets, the Company might not be able to fully liquidate its investment without delay, and such delay could be considerable. In such cases, until the Company is permitted to fully liquidate its interest in the Side-Pockets, the value of its investment could fluctuate based on adjustments to the fair value of the Side-Pockets. As of March 31, 2015, ten of the Portfolio Funds had all or a portion of their assets held as Side-Pockets. The fair value of these Side-Pockets as of March 31, 2015 was $4,562,967 and represented 1.15% of total Members’ capital.

Fair Value of Financial Instruments

In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, fair value is defined as the price that the Company would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Company’s investments.

The inputs are summarized in the three broad levels listed below:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.  This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820.  Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy.  The Company elected to early adopt and retroactively apply ASU 2015-07.  As a result of adopting ASU 2015-07, investments in Portfolio Funds with a fair value of $394,351,055 are excluded from the fair value hierarchy as of March 31, 2015. The retroactive application of ASU 2015-07 results in the Level 3 investments included in the March 31, 2014 audited financial statements also being excluded from the fair value hierarchy.

The following table represents the investments carried at fair value on the Statement of Assets, Liabilities and Members’ Capital by level within the valuation hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments
Short-term investments	$4,020,035	$–	$–	$4,020,035
Total	$4,020,035	$–	$–	$4,020,035

The Schedule of Investments categorizes the aggregate fair value of the Company’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Company discloses transfers between levels based on valuations at the end of the reporting period.  There were no transfers between Levels 1, 2 or 3 for the year ended March 31, 2015.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date.

Taxation

The Company is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual Members will be taxed upon their distributive share of each item of the Company’s profit and loss. The only taxes payable by the Company are withholding taxes applicable to certain investment income.

Management has analyzed the Company’s tax positions for all open tax years, which include the years ended December 31, 2011 through December 31, 2014, and has concluded that as of March 31, 2015, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Company recognizes interest and penalties, they are included in interest expense and other expenses in the Statement of Operations.

Capital Contributions Received in Advance and Capital Withdrawals Payable

Capital contributions received in advance are comprised of cash received on or prior to March 31, 2015 for which Units are issued April 1, 2015. Capital contributions received in advance do not participate in the earnings of the Company until such Units are issued.  Capital withdrawals payable are comprised of requests for withdrawals that were effective on March 31, 2015 but were paid subsequent to fiscal year-end.

3. Investments in Portfolio Funds

The Investment Manager utilizes due diligence processes with respect to the Portfolio Funds and their Portfolio Fund Managers, which are intended to assist management in determining that financial information provided by the underlying Portfolio Fund Managers is reasonably reliable.

The Company has the ability to liquidate its investments in Portfolio Funds periodically in accordance with the provisions of the respective Portfolio Fund’s operating agreement; however, these withdrawal requests may be subject to certain lockup periods such as gates, suspensions, and the Side-Pockets, or other delays, fees, or restrictions in accordance with the provisions of the respective Portfolio Fund’s operating agreement.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

3. Investments in Portfolio Funds (continued)

The Portfolio Funds in which the Company has investments may utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potentially adverse changes to the value of the financial instruments and their derivatives because of the changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform based on the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective statement of financial condition. In addition, several of the Portfolio Funds sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recognized on their respective statement of financial condition. However, due to the nature of the Company’s interest in these investment entities, the Company’s risk with respect to such transactions is limited to its investment in each Portfolio Fund.

The Company is also subject to liquidity risks, including the risk that the Company may encounter difficulty in generating cash to meet obligations associated with tender requests. Liquidity risk may result from an inability of the Company to sell an interest in a Portfolio Fund on a timely basis at an amount that approximates its fair value. The Portfolio Funds require advance notice for withdrawal requests, generally only permit withdrawals at specified times, and have the right in certain circumstances to limit or delay withdrawals.

The Portfolio Funds provide for compensation to the respective Portfolio Fund Managers in the form of management fees generally ranging from 1.0% to 3.0% annually of members’ capital, and incentive allocations that typically range between 10.0% and 30.0% of profits, subject to loss carryforward provisions, as defined in the respective Portfolio Funds’ agreement.

4. Management Fee and Related Party Transactions

The Investment Manager receives from the Company a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the Company’s month-end Members’ capital balance, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). The Management Fee is paid monthly in arrears and is prorated with respect to investments in the Company made other than at the beginning of a month. The Management Fee totaled $2,940,345 for the year ended March 31, 2015, of which $558,576 was payable as of March 31, 2015.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

4. Management Fee and Related Party Transactions (continued)

The Investment Manager, not the Company, pays the Sub-Adviser a monthly fee equal to 10% of the Management Fee received by the Investment Manager from the Company as of the end of each calendar month.

Each member of the Board who is not an “interested person” of the Company (the “Independent Directors”), as defined by the 1940 Act, received a fee of $2,500 per quarter. Effective April 1, 2015, each Independent Director receives a quarterly retainer of $3,500.  In addition, all Independent Directors are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Director fees totaled $20,000 for the year ended March 31, 2015, of which $10,000 was payable as of March 31, 2015.

As of March 31, 2015, FEG Absolute Access TEI Fund LLC, an affiliated investment company of the Company registered under the 1940 Act, owned 80.78% of the Company’s outstanding Units, with a value of $321,671,475.

5. Members’ Capital

In accordance with the Company’s Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”), net profits or net losses are allocated to the Members in proportion to their respective capital accounts.

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month but may be admitted at any other time in the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Company to redeem its Units. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Company to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Company should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend such repurchase offers twice a year, effective as of June 30th and December 31st each year. The repurchase amount will be determined by the Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of the Company’s outstanding Units. The Board also will consider the following factors, among others, in making such determination: (i) whether any Members have requested that the Company repurchase Units; (ii) the liquidity of the Company’s assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

The Company’s Operating Agreement provides that the Company will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Company has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).

When the Board determines that the Company will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Company (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Company, Units will be valued for purposes of determining their repurchase price as of a date approximately 95 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”). The amount that a Member who is tendering all of its Units in the Company may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Company will generally not make any adjustments for final valuations based on adjustments received from the Portfolio Funds, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Company (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Company, will receive such specified dollar amount. Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Company entitling the Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from the Portfolio Funds, whichever is later (either such date, a “Payment Date”). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Company’s next annual audit, which is expected to be completed within 60 days after the end of the Company’s fiscal year-end.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

In the event that a Member requests a repurchase of a capital account amount that had been contributed to the Company within 18 months of the date of the most recent repurchase offer, the Board may require payment of a repurchase fee payable to the Company in an amount equal to 2.00% of the repurchase price. The repurchase fee is intended to compensate the Company for expenses related to such repurchase. Contributions shall be treated on a “first-in, first-out basis.” Otherwise, the Company does not intend to impose any charges on the repurchase of Units.

If Members request that the Company repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Company shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Company reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

6. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is not known. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Credit Facility

Effective September 30, 2013 (the “Closing Date”), the Company entered into a $20 million line of credit facility (the “LOC”) used for cash management purposes, such as providing liquidity for investments and repurchases. A fee of 50 basis points (0.50%) per annum is payable monthly in arrears on the unused portion of the LOC, while the interest rate charged on borrowings on the LOC is the 1-month London Interbank Offer Rate plus a spread of 200 basis points (2.00%). The average interest rate and the average daily loan balance for the 13 days the Company had outstanding borrowings were 2.15% and $5,000,000, respectively, for the year ended March 31, 2015. As of March 31, 2015, the unused amount of the LOC was $20,000,000.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

7. Credit Facility (continued)

Assets permitted as investment collateral include U.S. marketable obligations, bankers’ acceptance and certificates of deposit, money market accounts, demand deposits, and time deposits.  Effective October 1, 2014, the LOC agreement was amended to change the scheduled commitment termination date (the “Termination Date”) to September 30, 2015.  The LOC agreement can be terminated on the earliest to occur of (i) the date declared by the lender in respect of the occurrence of an event of default, (ii) a date selected by the Company upon at least 30 days’ prior written notice to the lender, or (iii) the Termination Date.

8. Subsequent Events

Effective May 11, 2015, Christopher M. Meyer resigned as Director of the Company, President of the Company, and Chairman of the Board of Directors.  At an in-person meeting of the Board of Directors held on May 11, 2015, the Board appointed J. Alan Lenahan to replace Mr. Meyer as Director of the Company, President of the Company, and Chairman of the Board of Directors.  Information about Mr. Lenahan is included in the table under “Company Management” beginning on page 19 of this report.

Management evaluated subsequent events through the date the financial statements were issued, and, other than the event described above, determined that there were no subsequent events that required disclosure in or adjustment to the Company’s financial statements.

FEG Absolute Access Fund LLC

Company Management
(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2015 is set forth below.  The Company’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS

Name, Address And Date Of Birth	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	3
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	President and Chief Investment Officer, Winthrop Capital Management, LLC since 2007; Trustee, Indiana Public Employee Retirement System, 2010-2012; Trustee, Indiana State Teachers’ Retirement Fund, 2008-2010; Investment Committee, CD-Enterprise, 2010-present.	3

FEG Absolute Access Fund LLC

Company Management (continued)
(unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address And Date Of Birth	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
J. Alan Lenahan, February 10, 1975 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chairman of the Board of Directors; President	Indefinite; Since May 2015*	Managing Principal, Deputy CIO and Head of Research Services at Fund Evaluation Group, LLC. With Fund Evaluation Group, LLC since 2002.	3
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer, Fund Evaluation Group, LLC since 1999.	3
Ryan S.Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Secretary	Indefinite; Since Inception	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	3
Maureen Kiefer-Goldenberg May 11, 1968 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since 2013	Chief Compliance Officer, Fund Evaluation Group, LLC since 2011. Compliance Officer, Touchstone Investments from 2005-2011.	3

*
Effective May 11, 2015, Christopher M. Meyer resigned as Director of the Company, President of the Company and Chairman of the Board of Directors.  At an in person meeting of the Board of Directors held on May 11, 2015, the Board appointed Mr. Lenahan to replace Mr. Meyer as Director of the Company, President of the Company, and Chairman of the Board of Directors.

FEG Absolute Access Fund LLC
Other Information
(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333.  It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEG Absolute Access Fund LLC

Privacy Policy
(unaudited)

In the course of doing business with shareholders, FEG Absolute Access Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:
•	Information we receive from shareholders on applications or other forms;
•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus).
What information does the Fund disclose and to whom does the Fund disclose information.
The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations.
•	When shareholders direct us to do so or consent to the disclosure.
•	To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process shareholders transactions or maintain shareholder accounts.
•	To protect against fraud, or to collect unpaid debts.
•	Information about former shareholders.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.
How the Fund safeguards information.
Within the Fund, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

ITEM 2. CODE OF ETHICS.

     (a)  The  registrant,  as of the end of the period  covered by this report, has  adopted  a code  of  ethics  that  applies  to  the  registrant’s principal executive officer,  principal  financial officer,  principal accounting  officer  or  controller,  or  persons  performing  similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c)  There  have been no  amendments,  during  the  period  covered by this report,  to a  provision  of the code of ethics  that  applies  to the registrant’s principal executive officer, principal financial officer, principal  accounting  officer or  controller,  or persons  performing similar  functions,   regardless  of  whether  these  individuals  are employed by the  registrant or a third party,  and that relates to any element of the code of ethics description.

     (d) The  registrant  has not granted  any  waivers, during the period covered by this report, including  an implicit waiver,  from a  provision  of the code of ethics  that  applies to the registrant’s principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the registrant or a third party,  that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David C. Hyland and Gregory J. Hahn are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a)  The  aggregate  fees billed for the last two fiscal years for professional  services  rendered by the principal  accountant  for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and  regulatory  filings or  engagements  for each of the last two fiscal years are $57,700 for 2014 and $60,000 for 2015.

Audit-Related Fees

     (b)  The aggregate fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

     (c)  The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $63,525 for 2014 and $67,610 for 2015.

All Other Fees

     (d)  The  aggregate  fees  billed in the last two fiscal  years for products and services provided by the principal accountant, other than the services  reported in paragraphs  (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

  (e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      The  Registrant’s Audit  Committee  must  pre-approve  the  audit and non-audit services of the Auditors prior to the Auditor’s engagement.

  (e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                        (b) 0%

                        (c) 0%

                        (d) 0%

     (f)  The  percentage  of  hours  expended  on  the  principal  accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant’s  full-time,  permanent employees was less than fifty percent.

     (g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant,  and rendered to the registrant’s investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for the last two fiscal  years of the registrant was $137,390 for 2014 and $151,220 for 2015.

     (h)  The  registrant’s  audit  committee  of the  board  of  directors has considered  whether the  provision  of  non-audit  services  that were rendered to the  registrant’s  investment  adviser (not  including any sub-adviser  whose  role  is  primarily  portfolio  management  and is subcontracted with or overseen by another investment adviser), and any entity  controlling,  controlled  by, or under common control with the investment  adviser that provides  ongoing  services to the registrant that were not  pre-approved  pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible  with  maintaining  the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

FEG Absolute Access Fund LLC (the “Fund”) is a client of FEG Investors, LLC (the “Firm”).  All proxy voting responsibilities of the Fund are performed by the Firm, with the assistance of the administrator of the Fund.

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters.  Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management’s guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question.  However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.  Each item to be voted on should be voted separately and individually, not voted in blank.  The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer’s name and title.  The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm.  The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

●	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.

●	The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy. This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

●	The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio. The similar conflicts of interest exist in this relationship as discussed above.

●	The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio. The spouse could attempt to influence the Firm to vote in favor of management.

●	The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

To obtain information on how FEG Investors voted proxies, please contact:

FEG Investors, LLC
201 East Fifth Street, Suite 1600
Cincinnati, Ohio 45202

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification  of Portfolio  Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

                  The following table provides biographical information about the members of the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 9, 2015:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Gregory M. Dowling	Director of Hedged Strategies	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2004
J. Alan Lenahan	Director of Hedged Strategies	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2002

 (a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

                 The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2015:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

Gregory M. Dowling	Registered Investment Companies	1	$117,737,147	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

J. Alan Lenahan	Registered Investment Companies	1	$117,737,147	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

  Potential Conflicts of Interests

     The Fund’s Portfolio Managers are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including registered and unregistered hedge funds and funds of hedge funds.    They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and also may be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the Portfolio Managers includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and their affiliates, as applicable.

(a)(4)    Disclosure of Securities Ownership

               The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2015:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory M. Dowling	$50,001-$100,000
J. Alan Lenahan	$100,001-$500,000

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews member recommendations for directors as long as the recommendation submitted by a member includes at a minimum: the name, address and telephone number of the recommending member and information concerning the member’s interest in the registrant in sufficient detail to establish that the member held an interest on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a director.  A member recommendation for director may be submitted to the registrant by sending the nomination to the nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.

      (a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions,   have concluded that the registrant’s disclosure controls and procedures (as defined in Rule  30a-3(c)  under  the  Investment Company Act of 1940 as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities  Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal  quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      The code of ethics of the registrant, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	FEG ABSOLUTE ACCESS FUND LLC

By (Signature and Title)*	/s/ J. Alan Lenahan
J. Alan Lenahan, President
(principal executive officer)

Date	JUNE 9, 2015

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Alan Lenahan
J. Alan Lenahan, President
(principal executive officer)

Date	JUNE 9, 2015

By (Signature and Title)*	/s/ Mary T. Bascom
Mary T. Bascom, Treasurer
(principal financial officer)

Date	JUNE 9, 2015

*    Print the name and title of each signing officer under his or her signature.